UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

Bluerock Homes Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

Securities for Services

Base Management Fee

As previously disclosed in the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 6, 2022 by Bluerock Homes Trust, Inc., a Maryland corporation (the “Company”), on October 5, 2022, the Company entered into a Management Agreement (as amended by that certain Amendment to Management Agreement dated January 10, 2023, the “Management Agreement”) with its operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “Operating Partnership”), and its external manager, Bluerock Homes Manager, LLC, a Delaware limited liability company (the “Manager”), pursuant to which the Manager administers the business activities and day-to-day operations of the Company. The Management Agreement provides for the quarterly payment of a base management fee to the Manager (the “Base Management Fee”) to compensate the Manager for advisory services and certain general management services rendered thereunder, the calculation of which is reviewed by the Company’s board of directors (the “Board”), and which is payable either in cash or in long-term incentive plan units of the Operating Partnership (“C-LTIP Units”), at the election of the Board.

The Board, including its independent directors, having reviewed the calculation of the Base Management Fee for the three months ended March 31, 2023 (“Q1 2023”) as provided by the Manager, authorized and approved payment of the quarterly installment of the Base Management Fee for Q1 2023 entirely in C-LTIP Units, in a number of C-LTIP Units equal to (i) the dollar amount of the portion of the quarterly installment of the Base Management Fee payable in such C-LTIP Units (calculated by the Manager as $1,921,731), divided by (ii) the average of the closing prices of the Company’s Class A common stock, $0.01 par value per share (the “Class A Common Stock”), on the NYSE American on the five business days prior to the date of issuance (the “Q1 Base Management Fee C-LTIP Units”).

As permitted under the Management Agreement, by mutual agreement of the Manager and its affiliate, Bluerock Real Estate Holdings, LLC (“BREH”), the executive management team of the Manager is employed and compensated by BREH, and payroll-related expenses incurred by BREH in connection therewith are reimbursed by the Manager to BREH. On December 31, 2022, in order to reduce the Manager’s cash expenditures and further align the respective interests of each of (i) R. Ramin Kamfar (“Mr. Kamfar”), in his capacity as Chief Executive Officer of the Manager, and (ii) Jordan Ruddy (“Mr. Ruddy”), in his capacity as President of the Manager, with those of the Company’s stockholders, each of Mr. Kamfar and Mr. Ruddy formally elected and agreed to receive a portion of their respective base salaries payable by BREH for services provided to the Manager for fiscal year 2023 in the form of C-LTIP Units rather than in cash, with the remainder payable by BREH in cash (the “Salary Elections”). By mutual agreement of the Manager and the Company, in keeping with the Salary Elections and in partial satisfaction of the Company’s Base Management Fee obligation to the Manager for Q1 2023, each of the Manager and BREH directed the Company that (a) a portion of the Q1 Base Management Fee C-LTIP Units, valued at $184,500, should instead be issued directly to Mr. Kamfar in satisfaction of the Manager’s reimbursement obligation to BREH for payroll-related expenses in connection with the payment of 98.4% of Mr. Kamfar’s base salary for Q1 2023 for services provided to the Manager in his capacity as Chief Executive Officer thereof, and (b) a portion of the Q1 Base Management Fee C-LTIP Units, valued at $60,000, should instead be issued directly to Mr. Ruddy in satisfaction of the Manager’s reimbursement obligation to BREH for payroll-related expenses in connection with the payment of 80.0% of Mr. Ruddy’s base salary for Q1 2023 for services provided to the Manager in his capacity as President thereof (such directive by the Manager and BREH, the “Q1 Directive”). The Board, including its independent directors, authorized and approved such issuances in keeping with the Q1 Directive.

On May 17, 2023 (the “Issuance Date”), the Manager calculated, as set forth in the Management Agreement, that an aggregate of 114,391 Q1 Base Management Fee C-LTIP Units would be issuable to the Manager in payment of the Base Management Fee, and in keeping with the Q1 Directive, the Company caused the Operating Partnership to issue (i) 99,836 of the Q1 Base Management Fee C-LTIP Units to the Manager in partial payment thereof, (ii) 10,983 of the Q1 Base Management Fee C-LTIP Units to Mr. Kamfar in satisfaction of the Manager’s reimbursement obligation to BREH for 98.4% of Mr. Kamfar’s base salary for Q1 2023 for services provided to the Manager in his capacity as Chief Executive Officer thereof, and (iii) 3,572 of the Q1 Base Management Fee C-LTIP Units to Mr. Ruddy in satisfaction of the Manager’s reimbursement obligation to BREH for 80.0% of Mr. Ruddy’s base salary for Q1 2023 for services provided to the Manager in his capacity as President thereof.

The Board, including its independent directors, authorized the Company, as the General Partner of the Operating Partnership, to cause the Operating Partnership to issue the Q1 Base Management Fee C-LTIP Units to the Manager and Messrs. Kamfar and Ruddy in the respective amounts set forth above in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D. Each of the Manager and Messrs. Kamfar and Ruddy has a substantive, pre-existing relationship with the Company and is an “accredited investor” as defined in Regulation D.

The Q1 Base Management Fee C-LTIP Units were fully vested upon issuance, and may convert to units of limited partnership interest in the Operating Partnership (“OP Units”) upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the Q1 Base Management Fee C-LTIP Units were held), settled in shares of the Company’s Class A Common Stock. Each of the Manager and Messrs. Kamfar and Ruddy will be entitled to receive “distribution equivalents” with respect to their respective Q1 Base Management Fee C-LTIP Units at the time distributions are paid to the holders of the Company’s Class A Common Stock.

Quarterly Expense Reimbursement

Under the Management Agreement, the Manager is entitled to reimbursement from the Company for documented expenses of the Manager and its affiliates incurred on behalf of the Company, the Operating Partnership, and each of their respective subsidiaries (each, a “Company Entity”) that are reasonably necessary for the performance by the Manager of its duties and functions thereunder (collectively, “Reimbursable Expenses”), the calculation of which is reviewed by the Board, and which is payable either in cash or in C-LTIP Units, at the election of the Board.

The Board, including its independent directors, having reviewed the calculation of Reimbursable Expenses for Q1 2023 as provided by the Manager, authorized and approved payment of the quarterly installment of Reimbursable Expenses for Q1 2023 entirely in C-LTIP Units, in a number of C-LTIP Units equal to (i) the dollar amount of the portion of the quarterly installment of Reimbursable Expenses payable in such C-LTIP Units (calculated by the Manager as $344,909), divided by (ii) the average of the closing prices of the Class A Common Stock on the NYSE American on the five business days prior to the Issuance Date (the “Q1 Reimbursement C-LTIP Units”).

On the Issuance Date of May 17, 2023, the Manager calculated, as set forth in the Management Agreement, that 20,531 Q1 Reimbursement C-LTIP Units would be issued to the Manager in payment of Reimbursable Expenses, and the Operating Partnership issued 20,531 Q1 Reimbursement C-LTIP Units to the Manager in payment thereof.

The Board authorized the Company, as the General Partner of the Operating Partnership, to cause the Operating Partnership to issue the Q1 Reimbursement C-LTIP Units to the Manager in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D. The Manager has a substantive, pre-existing relationship with the Company and is an “accredited investor” as defined in Regulation D.

The Q1 Reimbursement C-LTIP Units were fully vested upon issuance, and may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the Q1 Reimbursement C-LTIP Units were held), settled in shares of the Company’s Class A Common Stock. The Manager will be entitled to receive “distribution equivalents” with respect to the Q1 Reimbursement C-LTIP Units at the time distributions are paid to the holders of the Company’s Class A Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

Date: May 19, 2023	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer